UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Cowen Inc.

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The following is a presentation attended by Jeffrey M. Solomon, Chair and Chief Executive Officer, Cowen Inc., on August 2, 2022, in connection with the proposed business combination between Cowen Inc. and The Toronto-Dominion Bank.

 TD Bank Group TD to Acquire Cowen  August 2, 2022

 Caution Regarding Forward-Looking Statements & Non-GAAP Financial Measures  Forward-Looking Statements  This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and applicable Canadian securities legislation, with respect to The Toronto-Dominion Bank’s (“TD Bank”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target”, “plan”, “estimate,” “should,” “likely,” “will,” “going forward”, "position", "allow", "add", "bring", "enhance" and other expressions that indicate future events and trends identify forward-looking statements.  Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of TD Bank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in TD Bank’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and TD Bank’s other filings with Canadian regulators, as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cowen Inc. ("Cowen") and TD Bank; the outcome of any legal proceedings that may be instituted against Cowen or TD Bank, including potential litigation that may be instituted against Cowen or its directors or officers related to the proposed transaction or the definitive merger agreement between Cowen and TD Bank to the proposed transaction; the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; interloper risk; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, or as a result of economic and compe titive factors in the areas where Cowen and TD Bank do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; failing to retain key talent of Cowen after the announcement or completion of the transaction; reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Cowen and TD Bank success in executing their respective business plans and strategies and managing the risks involved; currency and interest rate fluctuations; success of hedging activities; material adverse changes in economic and industry con ditions, including the availability of short and long-term financing; general competitive, economic, political and market conditions, including difficult market conditions, market disruptions and volatility; the inability to sustain revenue and earnings growth; inflation; the impact, extent and timing of technological changes; capital management activities; the Office of the Superintendent of Financial Institution's and other regulators' legislative and regulatory actions and reforms; the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; and other factors that may affect future results of Cowen and TD Bank.  Assumptions about Cowen and TD Bank's current and expected financial performance (including balance sheet, income statement and regulatory capital figures), expected capital availability for the proposed transaction, expected closing date of the proposed transaction, expected synergies (and timing to achieve), integration and restructuring costs, assumed purchase price accounting (including fair value marks), costs of financing, foreign exchange rates, and future regulatory capital requirements, including the Office of the Superintendent of Financial Institutions’ announced Basel III reforms effective in the second quarter of fiscal 2023, were considered by TD Bank in estimating its expected return on invested capital, adjusted EPS accretion and/or TD Bank’s expected regulatory capital ratios. Examples of material assumptions made by TD Bank in the forward-looking statements, including TD Bank's expectations regarding the costs and financial impact of the transaction, include assumptions regarding Cowen's future net income, transaction costs, transaction process, timeline to close and/or integrate the acquisition, expected synergies, expected value of certain lines of business in the event of a divestiture, future TD Bank capitalization, tax rate, currency conversion rate, and financial results. Assumptions about TD Bank's integration plan, the efficiency and duration of integration and the alignment of organizational responsibilities were material factors TD Bank considered in estimating integration costs.  We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in TD Bank’s Annual Report on Form 40-F for the year ended October 31, 2021 filed with the SEC and available in the “Investor Relations” section of TD Bank’s website, www.td.com, under the heading “Regulatory Filings” and in other documents TD Bank files with the SEC (available at www.sec.gov) and applicable securities regulators in Canada (available at www.sedar.com). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to TD Bank.  Any forward-looking statements contained in this document represent the views of TD Bank only as of the date hereof and are presented for the purpose of assisting shareholders and analysts in understanding the terms of the transaction and TD Bank's objectives and assumptions, and may not be appropriate for other purposes. TD Bank does not undertake to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.  Non-GAAP Financial Measures  TD Bank's results and measures in this document are presented on an International Financial Reporting Standard (IFRS) basis and on an U.S. Generally Accepted Accounting Principles (U.S. GAAP) basis for Cowen. TD Bank refers to results prepared in accordance with IFRS and U.S. GAAP as the “reported” results. Non-GAAP financial measures and ratios used in this presentation, such as "economic income" and "economic proceeds", are not defined terms under IFRS or U.S. GAAP and, therefore, may not be comparable to similar terms used by other issuers. The forward-looking estimated adjusted results presented in this document are based on median analyst consensus estimates of TD Bank's and Cowen's future adjusted results, and we caution that the methodology applied by analysts to estimate those results may not be consistent with TD Bank's methodology. For illustrative purposes, an example of TD Bank's reconciliation of reported results to adjusted results is available in TD Bank's 2021 MD&A.  Important Other Information  In connection with the proposed transaction, Cowen intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.  This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF COWEN ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING COWEN'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COWEN AND THE PROPOSED TRANSACTION.  Investors and shareholders of Cowen will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the  filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Owen Littman (Owen.Littman@cowen.com).  Participants in the Solicitation  TD Bank and Cowen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Cowen's directors and executive officers is available in the proxy statement for its 2021 annual meeting of shareholders, which was f iled with the SEC on May 17, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be f iled with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.  2

 Strategic Expansion of TD Securities' U.S. Capabilities & Scale Accelerates Growth  3  Positions TD Securities as an Integrated Dealer with Full Suite of Cross- Border Capabilities  Combination with Cowen positions TD Securities as an integrated dealer with strong presence in corporate & investment banking and global markets  Full suite of products and services allows TD Securities to compete more effectively and accelerates growth across the dealer  In order to leverage the strength of Cowen's brand, parts of the combined business will be known as TD  Cowen, a division of TD Securities, which will be led by Jeffrey Solomon  Cowen is a Premier  U.S. Equities and Research Platform  Leading independent equities brokerage with broad client coverage and offerings  Best-in-class U.S. equity sales, trading and execution capability with growing non-U.S. execution business  Top 10 investment research platform is one of the largest and most diverse in the industry, covering 985 securities representing 45% of the S&P 500, supported by ESG, policy and thematic research1  Adds Scale and Industry Expertise in U.S. Capital Markets and M&A Advisory  Adds a strong, diversified investment banking business and deep relationships with corporate and middle- market financial sponsor clients across important growth sectors  Brings strong equity capital markets, M&A and overall financing advisory expertise  Financially Attractive and Enhances  Long-Term Growth  Expected to generate approximately 14% adjusted ROIC on a fully-synergized run rate basis2  Cowen has grown revenue by over 25%3 on an annualized basis over the past decade, resulting in a platform with substantial earnings power that, on a pro forma basis, is expected to increase TD Securities' revenue by over a third4  Enhances TD Securities' growth and further diversifies and accelerates TD's long-term earnings growth  Strong Cultural Alignment and Shared Growth Aspirations  Teams share a strong commitment to customers, communities and colleagues, supported by a disciplined risk culture  TD Securities and Cowen leadership teams are aligned on a shared vision for the future of the combined organization, and have a track record of driving growth and successfully integrating acquisitions  Source: Company filings, S&P Global Market Intelligence  1.  2.  3.  4.  Cowen's number of securities covered as of June 30, 2022; top 10 in the U.S. in stocks under coverage (excluding Keefe, Bruyette & Woods Inc. from Stifel's stock count) and number of publishing analysts based on Starmine as of December 2, 2021  Calculated on the basis of the median analyst consensus estimate of Cowen's Economic Income (US$156 million for 2023E) and assumes expected synergies are fully realized. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11  Cowen twelve-month periods ended March 31, 2012 – March 31, 2022; Cowen figure includes only Economic Proceeds for the Investment Banking and Brokerage segments. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11  TD twelve-month period ended April 30, 2022; Cowen twelve-month period ended March 31, 2022; Cowen figure includes only Economic Proceeds for the Investment Banking and Brokerage segments, using an exchange rate of US$1.00 = C$1.28 as of August 1, 2022. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11

 New Capabilities  Equity Capital Markets  ✓  ✓  Equity Sales, Trading & Execution  ✓  ✓  Equity Research  ✓  ✓  Increased Depth  Industry & Sponsors Coverage  ✓  ✓  ✓  Mergers & Acquisitions  ✓  ✓  ✓  Leveraged Finance & Private Capital  ✓  ✓  ✓  Prime Services  ✓  ✓  ✓  Integrated Offering  Fixed Income, Currency & Commodities  ✓  ✓  Corporate Lending  ✓  ✓  Debt Capital Markets  ✓  ✓  Global Transaction Banking  ✓  ✓  Acquisition of Cowen Creates a Leading Integrated North American Dealer  5

 Creates Expanded Wholesale Platform  with Significant Global Growth Potential…  Source: Company filings  Note: TD data as of April 30, 2022 and reflects TD Securities figures; Cowen data as of March 31, 2022  1.  2.  3.  4.  5.  TD twelve-month period ended April 30, 2022; Cowen twelve-month period ended March 31, 2022 Reflects exchange rate of US$1.00 = C$1.28 as of August 1, 2022  Cowen figure includes only Economic Proceeds for the Investment Banking and Brokerage segments. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11 Excludes overlap  Represents front-office Managing Directors and above  Global Revenue1  C$4.8 Billion  C$2.0 Billion2,3  C$6.8 Billion3  U.S. Revenue1  US$1.1 Billion  US$1.3 Billion3  US$2.4 Billion3  Cities  16  29  404  Employees  ~5,000  ~1,700  More than 6,500  Managing Directors5  285  ~300  ~585  Companies Under  Research Coverage  331  985  1,2954  Publishing Analysts  30  62  92  5

 … Allowing the Combined Organization to  Better Serve its Clients  Lending  Leverages TD's strong balance sheet and transaction banking capabilities to support Cowen's extensive client base  Private credit advisory solution broadens TD Securities' product offering and increases opportunities to support clients of TD Bank, America’s Most Convenient Bank®  Advisory  Combined platform offers broader industry sector expertise with extensive cross- border advisory capabilities  Broadens suite of services to support important corporate and financial sponsor client base  Cowen’s growing European presence extends TD Securities’ reach in the region  Capital Markets  Creates integrated equity capital markets platform to support issuers across borders and markets  Increases opportunity for equity, leveraged finance and debt capital markets revenue from expanded corporate and financial sponsor coverage  Fixed Income, Currency  & Commodities  Grows client base for TD Securities' global fixed income, currency and commodity offerings  Cowen's client base gains access to an expanded range of products and services to support their growth  5  Research  Creates a North American research leader, with approximately 1,300 companies under coverage, supported by strong ESG, policy and thematic research  Cowen's research footprint creates new areas of growth and potential to deepen relationship with TD Securities' client base  Equities  Adds Cowen's U.S. equities capabilities to TD Securities' global sales, trading and execution platform  Strength of combined algorithmic trading operation creates top-tier offering across multiple venues  Accelerates growth of combined prime services business

 Talent  Combined TD Securities and the new TD Cowen have a wealth of talent at all levels to support future growth  Diverse and inclusive culture will create a space for employees to thrive  Culture  TD Securities and Cowen are purpose-driven and forward-focused  Organizations share a winning culture of teamwork and entrepreneurialism  Collaborative spirit will drive combined organization to serve client needs  Shared Vision for Culture and Talent Will Drive Success of Combined Organization  Empathy  Vision  Sustainability  Tenacious Teamwork  Execute  Think  Customer  Develop  Innovate  Own  TD Framework Cowen's Core Values  5

 Transaction Summary  8  Purchase Price and Consideration  US$39.00 per common share / US$1.3 billion in aggregate  100% cash consideration  Represents 1.7x Cowen tangible book value and 8.1x Cowen 2023E earnings of US$156 million1  Sources of Capital and Financial Impact  Transaction expected to be CET1 capital neutral when combined with the sale of 28.4 million non-voting common shares2 of The Charles Schwab Corporation ("Schwab") for aggregate proceeds of approximately US$1.9 billion; CET1 ratio expected to comfortably exceed 11% at closing3  Expected to be modestly accretive to 2023E adjusted EPS on a fully-synergized basis4  Expected to generate approximately 14% adjusted ROIC on a fully-synergized run rate basis5  Synergies and Integration  Substantial estimated revenue synergies of US$300 million - US$350 million, adding approximately US$100 million in net income by year three  Organizational structure and integrated client coverage model will be in place at closing, with systems integration following thereafter  Pre-tax integration and retention costs are estimated to be US$450 million over three years  Transaction is not expected to have an impact on cost or timing of pending acquisition of First Horizon  Regulatory Approvals and Timing  Subject to customary closing conditions, including approvals from Cowen's shareholders and certain U.S., Canadian and foreign regulatory authorities, including the Office of the Superintendent of Financial Institutions (OSFI), the Financial Industry Regulatory Authority (FINRA) and under the Hart-Scott-Rodino (HSR) Act  Anticipated closing in the first calendar quarter of 2023  Source: Company filings, S&P Global Market Intelligence  Note: Market data as of August 1, 2022; reflects exchange rate of US$1.00 = C$1.28  1.  2.  3.  4.  5.  Cowen tangible book value as of March 31, 2022; Cowen 2023E earnings based on the median analyst consensus estimate of Cowen' s Economic Income for 2023E as of August 1, 2022. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11  Non-voting common shares automatically convert into voting common shares upon transfer to a third party  Based on TD's and Cowen's estimated balance sheets including transaction related impacts and assumes that the transaction closes after the acquisition of First Horizon Corporation ("First Horizon")  Calculated on the basis of the median analyst consensus estimate of Cowen's Economic Income as of August 1, 2022 (US$102 million and US$156 million, for 2022E and 2023E, respectively) and assumes expected synergies are fully realized and reflects expected impact of the sale of Schwab shares based on the median analyst consensus estimate of Schwab's adjusted EPS as of August 1, 2022 (US$3.92 per share and US$4.83 per share, for 2022E and 2023E, respectively). Consensus estimates are calendarized for TD fiscal year ending October 31, 2023. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11  Calculated on the basis of the median analyst consensus estimate of Cowen's Economic Income (US$156 million for 2023E) and assumes expected synergies are fully realized. Adjusted results are non-GAAP and defined on page 2. For further information, please see the Glossary on page 11

 TD to Acquire Cowen  10  Positions TD Securities as an Integrated Dealer with Full Suite of Cross-Border Capabilities  Cowen is a Premier U.S. Equities and Research Platform  Adds Scale and Industry Expertise in U.S. Capital Markets and M&A Advisory  Financially Attractive and Enhances Long-Term Growth  Strong Cultural Alignment and Shared Growth Aspirations

 Appendix  10

 Glossary of Financial Terms  10  Adjusted Results: The forward-looking estimated adjusted results presented in this document are based on median analyst consensus estimates of TD Bank's, Cowen's and Schwab's future adjusted results, and we caution that the methodology applied by analysts to estimate those results may not be consistent with TD Bank's methodology. For illustrative purposes, an example of TD Bank's reconciliation of reported results to adjusted results is available in TD Bank's Q2 2022 MD&A  Common Equity Tier 1 (CET1) Capital: This is a primary Basel III capital measure comprised mainly of common equity, retained earnings and qualifying noncontrolling interest in subsidiaries. Regulatory deductions made to arrive at the CET1 Capital include goodwill and intangibles, unconsolidated investments in banking, financial, and insurance entities, deferred tax assets, defined benefit pension fund assets, and shortfalls in allowances  Common Equity Tier 1 (CET1) Capital Ratio: CET1 Capital ratio represents the predominant measure of capital adequacy under Basel III and equals CET1 Capital divided by RWA. This measure has been calculated in accordance with OSFI’s Capital Adequacy Requirements guidelines  Economic Income: Economic Income is a non GAAP financial measure calculated by making the following income statement adjustments to net income (loss) attributable to Cowen common stockholders: (i) US GAAP Income tax expense (benefit), (ii) amortization of discount premium on debt, (iii) goodwill and/or other impairment, (iv) debt extinguishment gain (loss) and/or accelerated debt costs, (v) bargain purchase gain, (vi) contingent liability adjustments, (vii) acquisition related amounts, and (viii) preferred stock dividends, then deducting economic income tax expense and preferred stock dividends  Economic Proceeds: A non GAAP financial measure calculated as Revenues and Other Income (Loss) minus (i) underwriting expenses, (ii) reimbursable client expenses, (iii) securities financing interest expense, (iv) fund start-up costs, distribution and other fees,  (v) certain equity method investments, (vi) carried interest, (vii) proprietary trading gains and losses, (viii) insurance related activities expenses, and (ix) facilitation trading gains and losses (loss) attributable to Cowen common stockholders  Return on Invested Capital (ROIC): A non-GAAP performance measure calculated by dividing adjusted net income attributable to common shareholders by the average invested capital, which includes the required Common Equity Tier 1 (CET1) capital on risk weighted assets plus goodwill and transaction-related intangibles, net of associated deferred tax liabilities  Risk-Weighted Assets (RWA): Assets calculated by applying a regulatory risk-weight factor to on and off-balance sheet exposures.  The risk-weight factors are established by the OSFI to convert on and off-balance sheet exposures to a comparable risk level

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Cowen Inc. (the “Company”) and The Toronto-Dominion Bank (“TD”).  In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and the Company will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through the Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman, at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation will be set forth in the Proxy Statement (when available). Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only the Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond the Company’s control) and are predictions only, based on the Company’s current expectations and projections about future events.  There are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;

●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of the Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;

●	the possibility that competing offers or acquisition proposals for the Company will be made;

●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;

●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and

●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and subsequent reports the Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.